 ANNUITIES                                    [LOGO OF BRIGHTHOUSE FINANCIAL]

APPLICATION FOR INDIVIDUAL VARIABLE ANNUITY
BRIGHTHOUSE VARIABLE ANNUITY SERIES S                                 HOW TO SUBMIT THIS FORM
                                                                      Please send us the entire form by mail.
                                                                      REGULAR MAIL:
Brighthouse Life Insurance Company                                    Brighthouse Financial
("Brighthouse Financial")                                             P.O. Box 10366
Home Office Address (no correspondence)                               Des Moines, IA 50306-0366
1209 Orange Street, Wilmington, DE 19801                              EXPRESS MAIL ONLY:
                                                                      Brighthouse Financial
                                                                      4700 Westown Parkway, Suite 200
PRODUCT SELECTION (Please select one.)                                West Des Moines, IA 50266
[_] Series S (Standard)                 [_] Series S with L-Share Option

--------------------------------------------------------------------------------
SECTION 1: REQUIRED - ANNUITANT INFORMATION
..   Annuitant will be the Owner unless the Owner information section is completed.

First name             Middle name                           Last name

-------------------------------------------------------------------------------------------------------------------
Permanent street address                   City                                                 State      Zip

-------------------------------------------------------------------------------------------------------------------
Social Security number      [_] Male       Date of birth                                        Phone number
                            [_] Female
-------------------------------------------------------------------------------------------------------------------
Email address               Country of legal residence                                 Country of citizenship

-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SECTION 2: OWNER INFORMATION

..   Complete if the Owner is different than the Annuitant. Correspondence is sent to the Owner.
..   Please complete either the individual or the entity name field (as applicable).
..   Unless otherwise permitted by the Internal Revenue Code, the Owner and the
    Annuitant of this Contract must be the same individual for all IRA plan types except IRAs held by a custodian.
..   If the Owner is a Trust, complete the Trustee Certification form.
..   For Decedent IRA or Non-Qualified Decedent contracts, complete the applicable Inherited IRA or Inherited Non-Qualified Election form.

First name             Middle name                                   Last name

----------------------------------------------------------------------------------------------------
Entity name (if applicable)

----------------------------------------------------------------------------------------------------
Permanent street address                         City                               State    Zip

----------------------------------------------------------------------------------------------------
Social Security             [_] Male  [_] Entity     Date of birth/                 Phone number
number/Tax ID number                                 Date of Trust
                            [_] Female

----------------------------------------------------------------------------------------------------
Email address               Country of legal residence                        Country of citizenship

----------------------------------------------------------------------------------------------------

                                       Application Page 1 of 11
               ICC17-VA-APP (11/17)    S-ICC-B (02/18) Fs

--------------------------------------------------------------------------------
OPTIONAL: JOINT OWNER INFORMATION

..   Available for Non-Qualified contracts only.

First name             Middle name                           Last name

-------------------------------------------------------------------------------------------------------------------
Permanent street address                   City                                                 State      Zip

-------------------------------------------------------------------------------------------------------------------
Social Security number      [_] Male       Date of birth                               Phone number

                            [_] Female
-------------------------------------------------------------------------------------------------------------------
Email address               Country of legal residence                                 Country of citizenship

-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SECTION 3: REQUIRED - PRIMARY AND CONTINGENT BENEFICIARY(IES)

..   If more than three beneficiaries are named, attach a signed and dated separate sheet.
..   The death benefit will be payable to your estate if no designated beneficiary survives you or if you do not designate a beneficiary.
..   If Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.
..   If ALL Primary Beneficiaries predecease the Owner, then any surviving
    Contingent Beneficiaries listed below will be considered Primary Beneficiaries unless we are notified otherwise by the Owner.
..   Primary and Contingent Beneficiary percentages must each add up to 100%.

[_] Check this box if you wish proceeds to be equally divided among primary beneficiaries.
[_] Check this box if you wish proceeds to be equally divided among contingent beneficiaries.

PRIMARY BENEFICIARY:

First name (Entity name, if applicable)   Middle initial   Last name                              % OF
                                                                                                  PROCEEDS
------------------------------------------------------------------------------------------------------------
Permanent street address                               City                      State     Zip

------------------------------------------------------------------------------------------------------------
Phone number              Date of birth/Date of Trust  Relationship to Owner(s)  Social Security number/TIN

------------------------------------------------------------------------------------------------------------

[_] PRIMARY     [_] CONTINGENT

First name (Entity name, if applicable)   Middle initial   Last name                              % OF
                                                                                                  PROCEEDS
------------------------------------------------------------------------------------------------------------
Permanent street address                               City                      State     Zip

------------------------------------------------------------------------------------------------------------
Phone number              Date of birth/Date of Trust  Relationship to Owner(s)  Social Security number/TIN

------------------------------------------------------------------------------------------------------------

[_] PRIMARY     [_] CONTINGENT

First name (Entity name, if applicable)   Middle initial   Last name                              % OF
                                                                                                  PROCEEDS
------------------------------------------------------------------------------------------------------------
Permanent street address                               City                      State     Zip

------------------------------------------------------------------------------------------------------------
Phone number              Date of birth/Date of Trust  Relationship to Owner(s)  Social Security number/TIN

------------------------------------------------------------------------------------------------------------

                                       Application Page 2 of 11
               ICC17-VA-APP (11/17)    S-ICC-B (02/18) Fs

--------------------------------------------------------------------------------

SECTION 4: REQUIRED - PLAN TYPE

..   Please check only one option below.

 [_]Non-Qualified        [_]Traditional IRA           [_]SEP IRA
 [_]Roth IRA             [_]Decedent Traditional IRA  [_]Non-Qualified Decedent

--------------------------------------------------------------------------------

SECTION 5: REQUIRED - INITIAL PURCHASE PAYMENT AMOUNT

..   Please total the purchase payment amount for each of the incoming funds listed below.
..   Make check payable to Brighthouse Life Insurance Company.
..   Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.
..   Minimum total initial purchase payments:
    . Series S (Standard): $5,000 for Non-Qualified funds or $2,000 Qualified funds.
    . Series S with L-Share Option: $10,000 for Non-Qualified funds and Qualified funds.

                PAYMENT TYPE                       INCOMING FUNDS
----------------------------------------------------------------------------------------
1   [_]Transfer [_]1035 Exchange         PURCHASE PAYMENT AMOUNT:            $   ______
    [_]Rollover [_]Contribution/Payment  For IRA contributions: Tax year         ______
----------------------------------------------------------------------------------------

2   [_]Transfer [_]1035 Exchange         PURCHASE PAYMENT AMOUNT:            $   ______
    [_]Rollover [_]Contribution/Payment  For IRA contributions: Tax year         ______
----------------------------------------------------------------------------------------

3   [_]Transfer [_]1035 Exchange         PURCHASE PAYMENT AMOUNT:            $   ______
    [_]Rollover [_]Contribution/Payment  For IRA contributions: Tax year         ______
----------------------------------------------------------------------------------------
                                      Total initial purchase payment amount: $   ______

--------------------------------------------------------------------------------

SECTION 6: OPTIONAL - BENEFIT RIDERS

..   Subject to state availability and age restrictions. Other restrictions may apply.
..   Available at time of application only.
..   There are additional charges for the optional riders listed below.
..   Once elected these options may not be changed.

    LIVING BENEFIT RIDERS
    .    Only one of the following riders may be elected.
    . Living benefit riders are not available with non-qualified Decedent contracts.
    . Guaranteed Withdrawal Benefit is the only living benefit rider available with Decedent IRA contracts.

    GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE ACCESS (GLWB))
    [_]FlexChoice Access Level              [_]FlexChoice Access Expedite

    GUARANTEED WITHDRAWAL BENEFIT (GWB)

    [_]GWB v1

    DEATH BENEFIT RIDER
    The Principal Protection option will be provided at no additional charge.

                                                      Application Page 3 of 11
ICC17-VA-APP (11/17)                                  S-ICC-B (02/18) Fs

--------------------------------------------------------------------------------

SECTION 7: REQUIRED - REPLACEMENTS
Does the applicant have any existing life insurance policies or annuity contracts?          [_]Yes  [_]No
Will the proposed annuity replace, discontinue, or change any existing policy or contract?  [_]Yes  [_]No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

REPLACEMENT INCLUDES ANY SURRENDER, LOAN, WITHDRAWAL, LAPSE, REDUCTION IN OR REDIRECTION OF PAYMENTS ON AN ANNUITY OR LIFE INSURANCE CONTRACT IN CONNECTION WITH THIS APPLICATION.

--------------------------------------------------------------------------------

SECTION 8: OPTIONAL - DOLLAR COST AVERAGING (DCA) PROGRAM

..   Transfers will commence on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.

..   If you terminate the DCA program, or if the program is terminated on account of notice of your death, we will treat the termination as your request to transfer any remaining monies to the Subaccounts in accordance with the percentages you have chosen (unless you have specified otherwise).

..   The DCA program is not available if you selected FlexChoice Access Level,
    FlexChoice Access Expedite, or GWB riders.

..   If you are selecting a DCA program, be sure to allocate a sufficient portion of your initial purchase payment to the appropriate source fund (BlackRock Ultra-Short Term Bond Portfolio) in Section 9C.

    1.DCA transfers will be made from the BlackRock Ultra-Short Term Bond
      Portfolio.

    2.Periodic DCA transfers from this source fund will be made to the investment portfolios in the amounts selected below:

   [_] $______________ per month until the account is depleted or

   [_] $______________ per month for:

       [_] 12 months      [_] 24 months           [_] 36 months
       [_] 48 months      [_] 60 months           [_] Other __________months

                                       Application Page 4 of 11
               ICC17-VA-APP (11/17)    S-ICC-B (02/18) Fs

--------------------------------------------------------------------------------

SECTION 9: REQUIRED - PURCHASE PAYMENT ALLOCATION

..   The Purchase Payment Allocation section that you must complete below will depend upon the rider elections made in Section 6 ("Benefit Riders") on page 3.
    .    IF YOU ELECTED A FLEXCHOICE ACCESS RIDER, PLEASE COMPLETE SECTION 9A.
    .    IF YOU ELECTED GWB V1, COMPLETE SECTION 9B.
    .    IF YOU DID NOT ELECT A LIVING BENEFIT RIDER, COMPLETE SECTION 9C.
..   Allocations must be whole percentages and the option must total 100%.
..   Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.
..   Please note: the Risk Managed Global Multi-Asset Portfolios (indicated with an asterisk in Section 9A, Section 9B and Section 9C below) are designed to reduce volatility of returns. Although you may have less risk from market downturns, you may also have less opportunity to benefit from market gains.

     SECTION 9A: COMPLETE ONLY IF A FLEXCHOICE ACCESS RIDER IS ELECTED.

    .    You must complete either Option A or Option B below.

--------------------------------------------------------------------------------

OPTION A - ALLOCATE YOUR PURCHASE PAYMENT TO THESE PORTFOLIOS

       ASSET ALLOCATION PORTFOLIOS                 AQR Global Risk Balanced Portfolio*              %
-----------------------------------------------    ----------------------------------------------------
American Funds(R) Balanced Allocation
Portfolio                                    %     BlackRock Global Tactical Strategies Portfolio*  %
-----------------------------------------------    ----------------------------------------------------
American Funds(R) Moderate Allocation
Portfolio                                    %     Brighthouse Balanced Plus Portfolio*             %
-----------------------------------------------    ----------------------------------------------------
Brighthouse Asset Allocation 20 Portfolio    %     Invesco Balanced-Risk Allocation Portfolio*      %
-----------------------------------------------    ----------------------------------------------------
Brighthouse Asset Allocation 40 Portfolio    %     JPMorgan Global Active Allocation Portfolio*     %
-----------------------------------------------    ----------------------------------------------------
Brighthouse Asset Allocation 60 Portfolio    %     Loomis Sayles Global Markets Portfolio           %
-----------------------------------------------    ----------------------------------------------------
SSGA Growth and Income ETF Portfolio         %     MetLife Multi-Index Targeted Risk Portfolio*     %
-----------------------------------------------    ----------------------------------------------------
        ADDITIONAL INVESTMENT OPTIONS              PanAgora Global Diversified Risk Portfolio*      %
-----------------------------------------------    ----------------------------------------------------
AB Global Dynamic Allocation Portfolio*      %     Pyramis(R) Managed Risk Portfolio*               %
-----------------------------------------------    ----------------------------------------------------
Allianz Global Investors Dynamic
Multi-Asset Plus Portfolio*                  %     Schroders Global Multi-Asset Portfolio*          %
-------------------------------------------------------------------------------------------------------
                                                          OPTION A TOTAL (MUST EQUAL 100%)          %
-------------------------------------------------------------------------------------------------------

*Risk Managed Global Multi-Asset Portfolio


                                       Application Page 5 of 11
               ICC17-VA-APP (11/17)    S-ICC-B (02/18) Fs

OPTION B - DESIGN YOUR OWN ASSET ALLOCATION STRATEGY FROM THE INVESTMENT OPTIONS IN PLATFORM 1 AND PLATFORM 2 BELOW.

..    If allocations are made to these portfolios, they will automatically be rebalanced on a quarterly basis.

                            PLATFORM 1 - ALLOCATIONS MAY NOT EXCEED 70%
AB Global Dynamic Allocation Portfolio*          %      Harris Oakmark International Portfolio        %
----------------------------------------------------    -------------------------------------------------
Allianz Global Investors Dynamic Multi-
Asset Plus Portfolio*                            %      Invesco Balanced-Risk Allocation Portfolio*   %
----------------------------------------------------    -------------------------------------------------
American Funds(R) Balanced Allocation
Portfolio                                        %      Invesco Comstock Portfolio                    %
----------------------------------------------------    -------------------------------------------------
American Funds(R) Growth Allocation
Portfolio                                        %      Invesco Mid Cap Value Portfolio               %
----------------------------------------------------    -------------------------------------------------
American Funds(R) Growth Portfolio               %      Invesco Small Cap Growth Portfolio            %
----------------------------------------------------    -------------------------------------------------
American Funds(R) Moderate Allocation
Portfolio                                        %      Jennison Growth Portfolio                     %
----------------------------------------------------    -------------------------------------------------
AQR Global Risk Balanced Portfolio*              %      JPMorgan Global Active Allocation Portfolio*  %
----------------------------------------------------    -------------------------------------------------
Baillie Gifford International Stock Portfolio    %      Loomis Sayles Global Markets Portfolio        %
----------------------------------------------------    -------------------------------------------------
BlackRock Global Tactical Strategies
Portfolio*                                       %      MetLife Mid Cap Stock Index Portfolio         %
----------------------------------------------------    -------------------------------------------------
Brighthouse Asset Allocation 20 Portfolio        %      MetLife MSCI EAFE(R) Index Portfolio          %
----------------------------------------------------    -------------------------------------------------
Brighthouse Asset Allocation 40 Portfolio        %      MetLife Multi-Index Targeted Risk Portfolio*  %
----------------------------------------------------    -------------------------------------------------
Brighthouse Asset Allocation 60 Portfolio        %      MetLife Russell 2000(R) Index Portfolio       %
----------------------------------------------------    -------------------------------------------------
Brighthouse Asset Allocation 80 Portfolio        %      MetLife Stock Index Portfolio                 %
----------------------------------------------------    -------------------------------------------------
Brighthouse Asset Allocation 100 Portfolio       %      MFS(R) Research International Portfolio       %
----------------------------------------------------    -------------------------------------------------
Brighthouse Balanced Plus Portfolio*             %      MFS(R) Value Portfolio                        %
----------------------------------------------------    -------------------------------------------------
Brighthouse Small Cap Value Portfolio            %      Neuberger Berman Genesis Portfolio            %
----------------------------------------------------    -------------------------------------------------
Brighthouse/Aberdeen Emerging Markets
Equity Portfolio                                 %      PanAgora Global Diversified Risk Portfolio*   %
----------------------------------------------------    -------------------------------------------------
Brighthouse/Artisan Mid Cap Value
Portfolio                                        %      Pyramis(R) Managed Risk Portfolio*            %
----------------------------------------------------    -------------------------------------------------
Brighthouse/Dimensional International
Small Company Portfolio                          %      Schroders Global Multi-Asset Portfolio*       %
----------------------------------------------------    -------------------------------------------------
Brighthouse/Wellington Core Equity
Opportunities Portfolio                          %      SSGA Growth and Income ETF Portfolio          %
----------------------------------------------------    -------------------------------------------------
Clarion Global Real Estate Portfolio             %      SSGA Growth ETF Portfolio                     %
----------------------------------------------------    -------------------------------------------------
ClearBridge Aggressive Growth Portfolio          %      T. Rowe Price Large Cap Growth Portfolio      %
----------------------------------------------------    -------------------------------------------------
Frontier Mid Cap Growth Portfolio                %      T. Rowe Price Large Cap Value Portfolio       %
----------------------------------------------------    -------------------------------------------------
Goldman Sachs Mid Cap Value Portfolio            %      T. Rowe Price Mid Cap Growth Portfolio        %
---------------------------------------------------------------------------------------------------------
                                                              PLATFORM 1 TOTAL (MUST NOT EXCEED 70%)  %
---------------------------------------------------------------------------------------------------------

*Risk Managed Global Multi-Asset Portfolio

PLEASE SEE NEXT PAGE FOR PLATFORM 2 PORTFOLIOS

                                       Application Page 6 of 11
               ICC17-VA-APP (11/17)    S-ICC-B (02/18) Fs

                           PLATFORM 2 - ALLOCATIONS MUST BE AT LEAST 30%

BlackRock High Yield Portfolio           %       PIMCO Inflation Protected Bond Portfolio               %
---------------------------------------------    ----------------------------------------------------------
BlackRock Ultra-Short Term Bond
Portfolio                                %       PIMCO Total Return Portfolio                           %
---------------------------------------------    ----------------------------------------------------------
Brighthouse/Eaton Vance Floating Rate
Portfolio                                %       Pyramis(R) Government Income Portfolio                 %
---------------------------------------------    ----------------------------------------------------------
Brighthouse/Franklin Low Duration Total          Western Asset Management Strategic Bond Opportunities
Return Portfolio                         %       Portfolio                                              %
---------------------------------------------    ----------------------------------------------------------
JPMorgan Core Bond Portfolio             %       Western Asset Management U.S. Government Portfolio     %
---------------------------------------------    ----------------------------------------------------------
MetLife Aggregate Bond Index Portfolio   %
-----------------------------------------------------------------------------------------------------------
                                                             PLATFORM 2 TOTAL (MUST EQUAL AT LEAST 30%) %
-----------------------------------------------------------------------------------------------------------

OPTION B TOTAL  ________%   (ADD PLATFORM 1 AND PLATFORM 2 TOTALS. MUST EQUAL 100%.)

--------------------------------------------------------------------------------
SECTION 9B: COMPLETE ONLY IF GWB IS ELECTED.

..   The Purchase Payment Allocation column must total 100%.

                                                                     PURCHASE
                                                                     PAYMENT
                                                                    ALLOCATION
----------------------------------------------------------------------------------
AB Global Dynamic Allocation Portfolio*                                        %
----------------------------------------------------------------------------------
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio*                   %
----------------------------------------------------------------------------------
AQR Global Risk Balanced Portfolio*                                            %
----------------------------------------------------------------------------------
BlackRock Global Tactical Strategies Portfolio*                                %
----------------------------------------------------------------------------------
Brighthouse Balanced Plus Portfolio*                                           %
----------------------------------------------------------------------------------
Invesco Balanced-Risk Allocation Portfolio*                                    %
----------------------------------------------------------------------------------
JPMorgan Global Active Allocation Portfolio*                                   %
----------------------------------------------------------------------------------
MetLife Aggregate Bond Index Portfolio                                         %
----------------------------------------------------------------------------------
MetLife Multi-Index Targeted Risk Portfolio*                                   %
----------------------------------------------------------------------------------
PanAgora Global Diversified Risk Portfolio*                                    %
----------------------------------------------------------------------------------
Pyramis(R) Government Income Portfolio                                         %
----------------------------------------------------------------------------------
Pyramis(R) Managed Risk Portfolio*                                             %
----------------------------------------------------------------------------------
Schroders Global Multi-Asset Portfolio*                                        %
----------------------------------------------------------------------------------
* Risk Managed Global Multi-Asset Portfolio                   TOTAL            %
                                                                    --------------

                                       Application Page 7 of 11
               ICC17-VA-APP (11/17)    S-ICC-B (02/18) Fs

--------------------------------------------------------------------------------
SECTION 9C: COMPLETE ONLY IF LIVING BENEFIT RIDERS ARE NOT ELECTED.

..   If you selected a DCA program in Section 8, make sure to complete the
    Target DCA Instructions Column below.

..   The Purchase Payment Allocation column must total 100%. The DCA Target
    Allocation column should only be completed if DCA is elected and must total 100%.

                                      PURCHASE   DCA                                             PURCHASE     DCA
                                      PAYMENT   TARGET                                           PAYMENT     TARGET
                                     ALLOCATION ALLOCATION                                      ALLOCATION ALLOCATION
-------------------------------------------------------------  ------------------------------------------------------
Fixed Account                                                  Clarion Global Real Estate
                                         %      N/A    %       Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
            ASSET ALLOCATION PORTFOLIOS                        ClearBridge Aggressive Growth
                                                               Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
American Funds(R) Balanced                                     Frontier Mid Cap Growth
Allocation Portfolio                     %             %       Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
American Funds(R) Growth                                       Goldman Sachs Mid Cap Value
Allocation Portfolio                     %             %       Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
American Funds(R) Moderate                                     Harris Oakmark International
Allocation Portfolio                     %             %       Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse Asset Allocation 20                                Invesco Balanced-Risk
Portfolio                                %             %       Allocation Portfolio*                %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse Asset Allocation 40
Portfolio                                %             %       Invesco Comstock Portfolio           %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse Asset Allocation 60
Portfolio                                %             %       Invesco Mid Cap Value Portfolio      %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse Asset Allocation 80                                Invesco Small Cap Growth
Portfolio                                %             %       Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse Asset Allocation 100
Portfolio                                %             %       Jennison Growth Portfolio            %          %
-------------------------------------------------------------  ------------------------------------------------------
SSGA Growth and Income ETF
Portfolio                                %             %       JPMorgan Core Bond Portfolio         %          %
-------------------------------------------------------------  ------------------------------------------------------
                                                               JPMorgan Global Active
SSGA Growth ETF Portfolio                %             %       Allocation Portfolio*                %          %
-------------------------------------------------------------  ------------------------------------------------------
           ADDITIONAL INVESTMENT OPTIONS                       Loomis Sayles Global Markets
                                                               Portfolio*                           %          %
-------------------------------------------------------------  ------------------------------------------------------
AB Global Dynamic Allocation                                   MetLife Aggregate Bond Index
Portfolio*                               %             %       Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
Allianz Global Investors Dynamic                               MetLife Mid Cap Stock Index
Multi-Asset Plus Portfolio*              %             %       Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
American Funds(R) Growth Portfolio                             MetLife MSCI EAFE(R) Index
                                         %             %       Portfolio*                           %          %
-------------------------------------------------------------  ------------------------------------------------------
AQR Global Risk Balanced                                       MetLife Multi-Index Targeted
Portfolio*                               %             %       Risk Portfolio                       %          %
-------------------------------------------------------------  ------------------------------------------------------
Baillie Gifford International Stock                            MetLife Russell 2000 (R) Index
Portfolio                                %             %       Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
BlackRock Global Tactical
Strategies Portfolio*                    %             %       MetLife Stock Index Portfolio        %          %
-------------------------------------------------------------  ------------------------------------------------------
BlackRock High Yield Portfolio                                 MFS(R) Research International
                                         %             %       Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
BlackRock Ultra-Short Term Bond
Portfolio                                %             %       MFS(R) Value Portfolio               %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse Balanced Plus                                      Neuberger Berman Genesis
Portfolio*                               %             %       Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse Small Cap Value                                    PanAgora Global Diversified
Portfolio                                %             %       Risk Portfolio*                      %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse/Aberdeen Emerging                                  PIMCO Inflation Protected Bond
Markets Equity Portfolio                 %             %       Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse/Artisan Mid Cap
Value Portfolio                          %             %       PIMCO Total Return Portfolio         %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse/Dimensional
International Small Company                                    Pyramis(R) Government Income
Portfolio                                %             %       Portfolio                            %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse/Eaton Vance Floating                               Pyramis(R) Managed Risk
Rate Portfolio                           %             %       Portfolio*                           %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse/Franklin Low Duration                              Schroders Global Multi-Asset
Total Return Portfolio                   %             %       Portfolio*                           %          %
-------------------------------------------------------------  ------------------------------------------------------
Brighthouse /Wellington Core                                   T. Rowe Price Large Cap
Equity Opportunities Portfolio           %             %       Growth Portfolio                     %          %
-------------------------------------------------------------  ------------------------------------------------------
* Risk Managed Global Multi-Asset Portfolio                    T. Rowe Price Large Cap Value
                                                               Portfolio                            %          %
                                                               ------------------------------------------------------
                                                               T. Rowe Price Mid Cap Growth
                                                               Portfolio                            %          %
                                                               ------------------------------------------------------
                                                               Western Asset Management
                                                               Strategic Bond Opportunities
                                                               Portfolio                            %          %
                                                               ------------------------------------------------------
                                                               Western Asset Management
                                                               U.S. Government Portfolio            %          %
                                                               ------------------------------------------------------
                                                                                 COLUMN TOTALS      %          %
                                                                                                ---------------------

                                       Application Page 8 of 11
               ICC17-VA-APP (11/17)    S-ICC-B (02/18) Fs

--------------------------------------------------------------------------------

SECTION 10: OPTIONAL - REBALANCING PROGRAM

..   The Rebalancing Program is only available if more than one portfolio is selected.
..   Do not complete this section if you selected Option B in Section 9A.
    Rebalancing will occur automatically on a quarterly basis.

When checked below, I authorize Brighthouse Financial to automatically rebalance my investment portfolios to the allocation percentage levels selected in Section 9A Option A, Section 9B, Section 9C, or as I may otherwise direct by Notice to Brighthouse Financial.

Frequency:  [_] Monthly [_] Quarterly [_] Semi-annually [_] Annually

If the rebalancing transfer date is the 29th, 30th, or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the next business day. DCA transfers and Rebalancing transfers are available simultaneously if the DCA source is the fixed account. If a DCA program is elected, rebalancing shall be based on the transfer allocations selected for such program. You should understand that, unless this program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by Notice to Brighthouse Financial. This program will be terminated upon notice to Brighthouse Financial of your death.

--------------------------------------------------------------------------------

SECTION 11: OPTIONAL - EDELIVERY

I authorize Brighthouse Financial to send documents electronically through its "eDelivery" service regarding my variable annuity and other insurance contracts issued by Brighthouse Financial or its affiliates. Election of this option means prospectuses and, if applicable, fund reports and other disclosure documents will be delivered to me electronically.

I also authorize Brighthouse Financial to deliver my personal financial information (such as account statements or transaction confirmations), contracts, contract endorsements, privacy and other notices and communications electronically regarding my variable annuity and other insurance contracts issued by Brighthouse Financial or its affiliates through an electronic service account. To view such documents, I understand I must have internet access, and enroll (with a user name and password) for an electronic service account with Brighthouse Financial. If I do not complete the steps necessary to establish an electronic service account, Brighthouse Financial will deliver copies of such documents in paper to the current address Brighthouse Financial has on file for me. Whether or not I enroll for an electronic service account, Brighthouse Financial will deliver prospectuses and fund reports electronically through eDelivery until I separately revoke my eDelivery consent by requesting paper copies of these documents.

I have received, read and agree to the terms of the global electronic consent agreement, which contains important information concerning these services.

[_] Yes  [_] No

If "Yes" is selected, please provide your email address on page 1 of the application.

--------------------------------------------------------------------------------

SECTION 12: NOTICE TO APPLICANT(S)

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

                                       Application Page 9 of 11
               ICC17-VA-APP (11/17)    S-ICC-B (02/18) Fs

--------------------------------------------------------------------------------

SECTION 13: REQUIRED - CLIENT ACKNOWLEDGEMENTS AND SIGNATURE(S)
By signing below, I acknowledge the following:
..  I have read and understand the information above.
.. I agree that the above information and statements and those made on all pages of this application are true and correct to the best of my knowledge and belief and are made as the basis of my application.
..  I acknowledge receipt of the current Brighthouse Variable Annuity Series S prospectus.
..  I have read the Notice to Applicant(s) in Section 12 above.
..  I have received the Brighthouse Financial Customer Privacy Notice.
..  I understand that there is no additional tax benefit obtained by funding an
   IRA with an annuity.
..  By signing below, I acknowledge receipt of the Variable Annuity Disclosure
   Document, if applicable in my state. Please see the State Replacement Forms ("STATEREPSVA-B") list for states that require the Variable Annuity Disclosure Document.
.. If I elected a FlexChoice Access rider, by signing below, I confirm receipt of the "FlexChoice Access - Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider Disclosure" form.
.. For Pennsylvania residents only: If I elected a FlexChoice Access rider, by signing below, I confirm receipt of the PA GLWB Supplemental Application form.
..  If this new Contract is being purchased with monies from an existing
   Brighthouse Financial Contract, then I have received the Enterprise Annuity Transfer Disclosure.
..  I UNDERSTAND THAT BRIGHTHOUSE FINANCIAL DOES NOT GUARANTEE THE TAX
   CONSEQUENCES OF THE ANNUITY (INCLUDING, BUT NOT LIMITED TO, WHETHER THE IRA OR OTHER TAX-QUALIFIED ANNUITY MEETS MINIMUM DISTRIBUTION REQUIREMENTS AND HOW MUCH OF EACH INCOME PAYMENT IS EXCLUDABLE FROM INCOME AS A RETURN OF ANY AFTER-TAX CONTRIBUTION), AND I SHOULD CONSULT MY OWN TAX ADVISOR PRIOR TO PURCHASE OF THE ANNUITY.
..  PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE
   ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

U.S. TAX CERTIFICATION
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAX PAYER IDENTIFICATION NUMBER, AND
2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
   (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND
   (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)
3. I AM A U.S. CITIZEN OR OTHER U.S. PERSON, AND
4. I AM NOT SUBJECT TO FATCA REPORTING BECAUSE I AM A U.S. PERSON AND THE ACCOUNT IS LOCATED WITHIN THE UNITED STATES.
   (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. PERSON FOR TAX PURPOSES, PLEASE CROSS OUT THE LAST TWO CERTIFICATIONS AND COMPLETE APPROPRIATE IRS DOCUMENTATION.)

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

----------------------------------------------------------------------------------------------------------------
  SIGN
  HERE  Signature and Title of Owner (Annuitant unless otherwise noted)                Date Signed
        --------------------------------------------------------------------------------------------------------
  SIGN
  HERE  Signature of Joint Owner                                                       Date Signed
        --------------------------------------------------------------------------------------------------------
  SIGN
  HERE  Signature of Annuitant (If different than the Owner)                           Date Signed
        --------------------------------------------------------------------------------------------------------
        NOTE: if the Owner is an entity, print the name of the Owner representatives and have one or more Owner representatives sign.
  LOCATION WHERE THE APPLICATION IS SIGNED: City                                       State
----------------------------------------------------------------------------------------------------------------

                                       Application Page 10 of 11
               ICC17-VA-APP (11/17)    S-ICC-B (02/18) Fs

--------------------------------------------------------------------------------
SECTION 14: REQUIRED - REPRESENTATIVE INFORMATION

By signing below, I certify that:
..   All information provided by the applicant has been truly and accurately recorded.
..   All answers are correct to the best of my knowledge.
..   I have provided the applicant(s) with the Brighthouse Financial Customer
    Privacy Notice prior to or at the time he/she completed the application form.
..   If this new Contract is being purchased with monies from an existing
    Brighthouse Financial Contract, then I have provided the applicant(s) with the Enterprise Annuity Transfer Disclosure.
..   I have provided the applicant(s) with the current Brighthouse Variable
    Annuity Series S prospectus.
..   I have provided the Variable Annuity Disclosure Document, if applicable.
    Please see the State Replacement Forms ("STATEREPSVA-B") list for states that require the Variable Annuity Disclosure Document.
..   I have provided the "FlexChoice Access - Guaranteed Lifetime Withdrawal
    Benefit ("GLWB") Rider Disclosure Form, if applicable.
..   Pennsylvania only: I have provided the PA GLWB Supplemental application form, if applicable.

Does the applicant have any
existing life insurance policies
or annuity contracts?                                          [_] Yes  [_] No
Will the proposed annuity
replace, discontinue, or change
any existing policy or contract?                               [_] Yes  [_] No
If "Yes" to either, ensure that
any applicable disclosure and
replacement forms are attached.

PRIMARY REPRESENTATIVE

First name            Middle name                 Last name
Name of firm          Business phone              Representative ID
-----------------------------------------------------------------------------
Commission percentage State license I.D. number   Client account number
-----------------------------------------------------------------------------

-----------------------------------------------------------------------
  SIGN
  HERE  Signature of Primary Representative:  Date signed (mm/dd/yyyy)
-----------------------------------------------------------------------

COMMISSION CHOICE:

Select one. The option cannot be changed once selected.

[_] Option A  [_] Option B

ADDITIONAL REPRESENTATIVE(S)
        REPRESENTATIVE ID    REPRESENTATIVE NAME   COMMISSION PERCENTAGE
       ------------------------------------------------------------------
       ------------------------------------------------------------------
       ------------------------------------------------------------------
       ------------------------------------------------------------------

                                       Application Page 11 of 11
               ICC17-VA-APP (11/17)    S-ICC-B (02/18) Fs